2111 East Highland Avenue, Suite 210

Phoenix, Arizona 85016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2005

To the Shareholders of ILX Resorts Incorporated:

Notice is hereby given that the 2005 Annual Meeting of Shareholders of ILX Resorts Incorporated, an Arizona corporation (the “Company”), will be held at the ILX Resorts Phoenix Sales Office, at 2111 E. Highland Avenue, Suite 150, on the 23rd day of June, 2005 at 11:00 a.m., local time, to consider and act upon the following proposals:

a)

To elect nine (9) directors to serve until the next annual meeting of shareholders of the Company, or until their successors are duly elected and qualified;

b)

To approve a stock bonus plan; and

c)

To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing matters are more fully explained in the accompanying Proxy Statement, which is hereby made a part of this notice.  All holders of record of Common Stock at the close of business on April 21, 2005 will be entitled to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person.  You are urged to sign, date and otherwise complete the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the meeting.  If you attend the meeting, you may vote your shares in person even if you have signed and returned your proxy card.

By order of the Board of Directors,

Margaret M. Eardley

Secretary

Phoenix, Arizona

April 19, 2005

ILX RESORTS INCORPORATED

2111 East Highland Avenue, Suite 210

Phoenix, Arizona 85016

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 23, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ILX Resorts Incorporated, an Arizona corporation (the “Company”), for use at the Company’s 2005 Annual Meeting of Shareholders (the “Meeting”), to be held on June 23, 2005, at 11:00 a.m., local time, and at any and all adjournments and postponements of the Meeting.  The Meeting will be held at the ILX Resorts Phoenix Sales Office, 2111 E. Highland Avenue, Suite 150, Phoenix, Arizona 85016.  This Proxy Statement and the accompanying form of proxy (the “Proxy”) will be first mailed to shareholders on or about May 5, 2005.

Only holders of record of the Company’s no par value common stock (the “Common Stock”) at the close of business on
April 21, 2005 (the “Record Date”) are entitled to vote at the Meeting.  The Proxy is enclosed for use at the Meeting if you are unable to attend in person.  The persons named therein as proxies were selected by the Board of Directors of the Company.  The Proxy is solicited by the Board of Directors of the Company.  If a Proxy in the accompanying form is duly executed and returned, it will be voted as specified therein.  If no specification is made, it will be voted in accordance with recommendations made by the Board of Directors.  The Proxy may, nevertheless, be revoked at any time prior to exercise by delivering written notice of revocation to the Secretary of the Company or by attending the meeting and voting in person.

The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement and the Proxy and the cost of further solicitation hereinafter referred to is to be borne by the Company and is estimated to be nominal.  In addition to the use of the mails, it may be necessary to conduct some solicitation by telephone, telegraph or personal interview.  Any such solicitation will be done by the directors, officers and regular employees of the Company; and, in addition, banks, brokerage houses and other custodians, nominees or fiduciaries will be requested to forward proxy soliciting materials to their principals to obtain authorization for the execution of proxies on their behalf.  The Company will not pay such persons any compensation for soliciting proxies, but such persons will be reimbursed by the Company for their out-of-pocket expenses incurred in connection therewith.

VOTING

At the close of business on February 28, 2005, the Company had issued and outstanding 3,505,166 shares of Common Stock, each share being entitled to one vote.  No other voting class of stock was then or is now outstanding.

The holders of the majority of the shares of the Company’s Common Stock outstanding on the Record Date and entitled to be voted at the Meeting, whether present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournments and postponements thereof.

Shareholders have cumulative voting rights with respect to the election of directors.  Cumulative voting entitles each shareholder to cast a number of votes equal to the number of shares of Common Stock held multiplied by the number of directorships to be filled.  A shareholder may cast all of its votes for one candidate or distribute the votes among two or more candidates.  Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted in the tabulation of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.  The nine nominees receiving the most votes shall be deemed elected to the Company’s Board of Directors.  As required by law, in order to exercise cumulative voting rights, the shareholder must notify the Company of that intention at least 60 days prior to the Annual Meeting date and must vote in person at the Meeting.

Any shareholder wishing to do so may appoint Joseph P. Martori and Nancy J. Stone as proxies to vote such shareholder’s stock by so indicating his preference on his Proxy Form.  By making such an election, the shareholder appoints Joseph P. Martori and Nancy J. Stone, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the Proxy Form, all the shares of Common Stock of ILX Resorts Incorporated held of record by the shareholder on April 21, 2005, at the Annual Meeting of Shareholders to be held June 23, 2005, or any adjournment thereof.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

AND MANAGEMENT

The following table sets forth, as of February 28, 2005, certain information regarding the beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to have beneficial ownership of 5% or more of the outstanding Common Stock, (ii) each director, (iii) each Named Executive Officer (hereinafter defined) and (iv) all executive officers and directors as a group.

Name and Address of

Number of

Percentage

Beneficial Owner (+)

Shares (l)

of Class

Joseph P. Martori

1,107,176 (2)

31.6%

Nancy J. Stone

153,334 (3)

4.4%

Edward S. Zielinski

60,454 (4)

1.7%

Patrick J. McGroder III

42,031 (5)

1.2%

Joseph P. Martori, II

59,670 (6)

1.7%

Wayne M. Greenholtz

5,000 (7)

*

Steven R. Chanen

5,000 (8)

*

Steven A. White

8,625 (8)

               *

Donald D. Denton, Jr.

38,273 (9)

1.1%

Margaret M. Eardley

3,778 (10)

*

Thomas F. Dunlap

1,194 (11)

*

Martori Enterprises Incorporated (“MEI”)

810,216

23.1%

ILX Resorts Incorporated Employee Stock Ownership

639,361 (12)

18.2%

Plan & Trust

All Directors and Officers as a Group (13 persons)

1,493,764 (13)

42.4%

* Less than 1%.

(+)

Unless otherwise indicated, each holder has the address: c/o ILX Resorts Incorporated, 2111 East Highland Avenue, Suite 210, Phoenix, Arizona 85016.

(1)

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days after the date set forth in the introductory paragraph above.  However, for purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or group of persons has or have the right to acquire from the Company within 60 days from the date set forth in the introductory paragraph above is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or of All Directors and Officers as a Group.

(2)

Includes 810,216 shares owned by MEI, of which Joseph P. Martori is a director and owner of 96% of the voting capital stock; 144,503 shares held in IRA accounts of which he is beneficiary; 14,947 shares held by his wife, Mia A. Martori and 142 shares owned by an estate of which he is a personal representative and 16,936 shares (13,549 of which are vested) allocated to him as an ESOP participant.

(3)

Includes 7,304 shares held by her husband, Michael W. Stone and 16,936 shares (13,549 of which are vested) allocated to her as an ESOP participant.

(4)

Includes 217 shares held by Edward S. Zielinski as custodian for his son, Stefan Edward Zielinski, 103 shares held by his wife, Nancy Zielinski and 15,687 shares (12,549 of which are vested) allocated to him as an ESOP participant.

(5)

Includes 1,500 shares held by the Patrick J. McGroder III and Susan McGroder Revocable Trust; 6,700 shares held by the McGroder Family Limited Partnership, in which Patrick J. McGroder III and Susan McGroder have a 99% interest; 38 shares held by Patrick J. McGroder III, P.C., an Arizona professional corporation, wholly owned by Patrick J. McGroder III; 2,293 shares held by Susan McGroder IRA; 20,000 shares held by McMac, L.L.C., an Arizona limited liability company of which Patrick J. McGroder III is one-third owner; 2,650 shares held by Mr. McGroder’s children’s irrevocable trusts as follows: 1,050 shares held by the Caroline E. McGroder 1992 Trust; 1,050 shares held by the Elizabeth McGroder 1992 Trust; 50 shares held by the Patrick J. McGroder IV 1992 Trust; and 500 shares by the Patrick J. McGroder IV UTMA Arizona Trust.

(6)

Includes 9,251 shares (7,401 of which are vested) allocated to him as an ESOP participant.

(7)

Includes options to purchase 5,000 shares from the Company at $7.57 per share.

(8)

Includes options to purchase 5,000 shares from the Company at $4.60 per share.

(9)

Includes 674 shares held by the estate of Linda C. Denton and 16,936 shares (13,549 of which are vested) allocated to him as an ESOP participant.

(10)

Includes 1,530 shares (306 of which are vested) allocated to her as an ESOP participant.

(11)

Includes 444 shares (none of which are vested) allocated to him as an ESOP participant.

(12)

All shares have been allocated to participant accounts.

(13)

Includes options to purchase 15,000 shares from the Company.  Excludes shares owned by the ILX Resorts Incorporated Employee Stock Ownership Plan & Trust, except those allocated to the accounts of Named Executive Officers.

The management of the Company is not aware of any change in control of the Company that has taken place since the beginning of the last fiscal year, nor of any contractual arrangements or pledges of securities, the operation of the terms of which may at a subsequent date result in a change in control of the Company.

ELECTION OF DIRECTORS

The entire Board of Directors is elected annually, with each director to hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified.  The persons named as proxy holders in the enclosed Proxy have been designated by the Board of Directors and they intend to vote “FOR” the election to the Board of Directors of each of the persons named below, except where authority is withheld by a shareholder.  The Board of Directors recommends that you cast your vote FOR election of each of the nominees to serve on the Board of Directors.

Each of the nominees has consented to be named herein and to serve if elected.  However, if any nominee at the time of election is unable or unwilling to serve as a director or is otherwise unavailable for election, the shares represented by proxies will be voted for the election of such other person as the Board of Directors may designate or, in the absence of such designation, for a nominee selected by the proxy holders named in the enclosed Proxy.

Certain information concerning the director nominees as of February 28, 2005 is set forth below.  Except as set forth herein, none of the nominees are officers or directors of any other publicly owned corporation or entity.

Name	Age	Director Since
Steven R. Chanen	51	1995
Wayne M. Greenholtz	64	2003
Joseph P. Martori	63	1986
Joseph P. Martori, II	35	1999
Patrick J. McGroder III	59	1997
James W. Myers	70	2004
Nancy J. Stone	47	1989
Steven A. White	60	2001
Edward S. Zielinski	53	1996

Director Nominees

Steven R. Chanen has served as a director of the Company since July 1995.  Mr. Chanen has served as President and Chief Operating Officer of Chanen Construction Company, Inc., Phoenix, Arizona, since 1989.  Chanen Construction, formed in 1955, is a premier builder in the Southwest with such projects as Terminals 2 and 4 at Phoenix Sky Harbor International Airport, the 535-room Sheraton Hotel at Fisherman’s Wharf in San Francisco, California and the Midwestern University Medical School campus in Glendale, Arizona.  Prior thereto, Mr. Chanen served as shareholder and director of Wentworth & Ludin law firm from 1980 to 1986.  Mr. Chanen received B.S. and J.D. degrees from Arizona State University.

Wayne M. Greenholtz has served as a director of the Company since April 2003.  Mr. Greenholtz is President of Nedra Capital, an independent specialty finance and consulting company which he founded in January 2000.  From 1995 until 2000, Mr. Greenholtz served as Senior Vice President of Litchfield Financial Corporation, overseeing the operations of their Denver, Colorado facility until the company was acquired by Textron Financial Corporation.  For twelve years prior to 1995, Mr. Greenholtz was Senior Vice President and Chief Operating Officer for Government Employees Financial Corporation, a subsidiary of GEICO Corporation that specialized in banking, finance and resort development, marketing and finance.  Overall, Mr. Greenholtz has in excess of 30 years experience in financial services, with emphasis in serving the resort/hospitality industry.  Mr. Greenholtz attended the University of Maryland.

Joseph P. Martori has served as a director of the Company since its inception and as Chairman of the Board since 1991.  Mr. Martori served as President from November 1993 through 1995 and has served as Chief Executive Officer since 1994.  Prior thereto, Mr. Martori was engaged in the private practice of law since 1967 with the New York City law firm of Sullivan & Cromwell; the Phoenix law firms of Snell & Wilmer; Martori, Meyer, Hendricks & Victor, P.A. (of which he was a founding member); and Brown & Bain, P.A. (of which he was the Chairman of the Corporate, Real Estate and Banking Department).  Mr. Martori was a founder of Firstar Metropolitan Bank & Trust in Phoenix and served on its Board of Directors from 1983 to 2001.  Mr. Martori is Chairman of the Board of MEI, an investment company that holds 23.1% of the Company’s outstanding Common Stock.  Mr. Martori is a member of the Board of Trustees of The Lawyers’ Committee for Civil Rights under Law.  Mr. Martori received a B.S. degree and an M.B.A. degree in finance from New York University and a J.D. degree from the University of Notre Dame Law School.  Mr. Martori is the father of Joseph P. Martori, II.

Joseph P. Martori, II has served as a director of the Company since July 1999, has been employed by the Company since October 1995, has been a Vice President since June 1996, a Senior Vice President since June 2000 and an Executive Vice President since June 2001.  Mr. Martori has also served as Executive Vice President of Sales of Varsity Clubs of America Incorporated since July 1997, in which role he oversees the operations of the Company’s Varsity Clubs sales offices. Mr. Martori also oversees all of the Company’s marketing operations, as well as operations of the Company’s off-site Las Vegas sales office.  From September 1993 until August 1995, Mr. Martori attended the University of New Mexico in the Anderson School of Management MBA program.  Mr. Martori holds a B.S. degree in Agriculture from the University of Arizona.  Joseph P. Martori, II is the son of Joseph P. Martori.

Patrick J. McGroder III has served as a director of the Company since June 1997.  Mr. McGroder has been a trial lawyer engaged in the practice of law since 1970, currently with the law firm of Gallagher & Kennedy, P.A.  Prior thereto, Mr. McGroder served as a member of the law firm of Goldstein & McGroder, Ltd. of Phoenix, Arizona (which he co-founded) from 1990 through 2001.  Mr. McGroder received a B.A. degree from the University of Notre Dame and a J.D. degree from the University of Arizona School of Law.  Mr. McGroder served as Chairman of the Board of Sedona Worldwide Incorporated (“SWI”) from April 1998 to December 2001.  SWI was a majority owned subsidiary of the Company until December 31, 1999.  Mr. McGroder currently serves as  a director of Greens Worldwide Incorporated (“GWWI”).

James W. Myers has served as director of the Company since June 2004 and from July 1995 through December 2002.  Mr. Myers has served as President of Myers Management and Capital Group, Inc., a management consulting firm he founded, since December 1995.  From 1986 to 1995, Mr. Myers was President and Chief Executive Officer of Myers Craig Vallone Francois, Inc., an investment banking and management advisory firm he also founded.  Prior thereto, Mr. Myers held executive positions with a variety of public and private companies from 1956 to 1986.  Mr. Myers also serves as a director of Autom, BG Associates, Chambers Belt, Inc., China Mist Tea, CMC Creative Gifts, Inc., Landiscor, Inc., OmniMount and Poore Brothers, Inc.  Mr. Myers received a B.S. degree from Northwestern University and an M.B.A. degree from the University of Chicago.

Nancy J. Stone has served as a director of the Company since April 1989, and as President and Chief Operating Officer since January 1996.  Ms. Stone served as Chief Financial Officer of the Company from July 1993 to December 1997, as well as from January 1990 to April 1992, and as Executive Vice President from July 1993 to December 1995.  Ms. Stone also served as Vice President of Finance and Secretary of the Company from April 1987 to December 1989.  She is a Certified Public Accountant in the

State of Arizona.  Ms. Stone received a B.A. degree in accounting and finance from Michigan State University and an M.B.A. degree from Arizona State University.

Steven A. White has served as a director of the Company since September 2001.  Mr. White has served as Chief Executive Officer of The Boston Financial Corporation, a financial consulting and real estate finance company, since 1974.

Edward S. Zielinski has served as a director and Executive Vice President of the Company since January 1996, and as President and Chief Operating Officer of Varsity Clubs of America Incorporated since July 1997.  Mr. Zielinski served as Senior Vice President of the Company from January 1994 to December 1995 and as General Manager of Los Abrigados Resort & Spa from December 1992 until January 1994, and in various other executive positions with the Company since November 1988.  Mr. Zielinski has over twenty years of resort management and marketing experience in both domestic and international markets.

Board of Directors and Committees of the Board of Directors Meetings

The Board of Directors of the Company met four times during the fiscal year ended December 31, 2004.  All directors attended each of the meetings of the Board of Directors, during the period they served as a director, and the Committees of the Board of Directors, if any, upon which such director served during the 2004 fiscal year, except for Patrick J. McGroder, who missed one meeting.  The Company does not have a policy regarding board members’ attendance at annual meetings; however, all directors were present at the 2004 annual meeting.

Shareholders may send communications to the Board of Directors at:  Board of Directors, ILX Resorts Incorporated, 2111 E. Highland Avenue, Suite 210, Phoenix, Arizona 85016.  Please specify individual director’s name on envelope if appropriate.  All communications from shareholders are sent directly to the directors.

The Company does not have a policy regarding consideration of director candidates recommended by shareholders.  Recommendations for director candidates submitted to the Secretary of the Company will be provided to the Board of Directors.

The Board of Directors does not maintain a nominating committee; nor does any committee perform that function.   Independent directors Messrs. Greenholtz, McGroder, Myers and White nominated all directors for election.

The Board of Directors maintains an audit committee (“Audit Committee”), a stock option committee (“Stock Option Committee”), a compensation committee (“Compensation Committee”), and an executive committee.

Audit Committee

The Audit Committee, which consists of Messrs. Greenholtz, McGroder and White, met four times during fiscal year 2004.  The Audit Committee is responsible for appointing, compensating and overseeing the work of the Company’s independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring the Company’s financial policies and control procedures, and engaging, reviewing and monitoring the provision of non-audit services by the Company’s auditors.

The Company’s Board of Directors has determined that Mr. Greenholtz is its Audit Committee financial expert.
Mr. Greenholtz is an independent director.

Stock Option Committee

The Stock Option Committee, which consists of Messrs. Chanen, McGroder and White, met once during fiscal year 2004.  The function of the Stock Option Committee is to provide recommendations to the Board of Directors regarding the granting of stock options to key employees and directors of the Company.

Compensation Committee

The Compensation Committee, which consists of Messrs. Chanen, McGroder, and White met once during fiscal year 2004.  The function of the Committee is to provide recommendations to the Board of Directors regarding the compensation of executive officers of the Company and regarding the compensation policies and practices of the Company.

APPROVAL OF STOCK BONUS PLAN

The Board of Directors has approved the ILX Resorts Incorporated Stock Bonus Plan (“Stock Bonus Plan”), subject to approval by shareholders.  Assuming presence of a quorum, the Stock Bonus Plan will be deemed approved if a majority of the votes cast in person or by proxy vote to approve it.  The Stock Bonus Plan is attached in its entirety as Exhibit A to this Proxy Statement.  The Board of Directors recommends that you cast your vote FOR approval of the Stock Bonus Plan.

The purpose of the Stock Bonus Plan is to advance the interests of the Company and its shareholders, by encouraging and enabling selected officers, directors, consultants and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock, to keep personnel of experience and ability in the employ of the Company and to compensate them for their contributions to the growth and profits of the Company and thereby induce them to continue to make such contributions in the future.

The Stock Bonus Plan provides for establishment of a Bonus Share Reserve to which shall be credited 600,000 shares of the Company’s common stock, 250,000 of which shall be authorized and unissued shares of the Company's common stock or treasury stock, and 350,000 of which shall be purchased by the Company on the open market or from affiliates of the Company, including from Martori Enterprises Incorporated, an entity controlled by Joseph P. Martori, Chairman of the Board and Chief Executive Officer of the Company.  All purchases by the Company on the open market or from affiliates shall be approved by a majority of the Company's independent directors. The price of shares acquired from affiliates shall be determined by a majority of the Company's independent directors, but may not exceed the fair market value of such shares at the time of purchase, and, if such shares are then listed on the American Stock Exchange or other recognized exchange or Nasdaq, the fair market value of such shares shall be the average of the mean between the opening and closing price as reported by such exchange or Nasdaq for each trading day over the 30 day period ending on the date of such purchase (“Agreement Date”).  Pursuant to Section 16 under the Exchange Act of 1934, the affiliate may not acquire shares of the Company's common stock, except pursuant to a transaction exempt from Section 16(b), within the six-month period preceding or following the Agreement Date.  Any Bonus Shares forfeited by Recipients are credited back to the Bonus Share Reserve.

In the event that the shares of common stock of the Company should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Bonus Share Reserve shall be appropriately adjusted to reflect such action. Upon the grant of shares hereunder, the Bonus Share Reserve shall be reduced by the number of shares so granted.

The Stock Bonus Plan will be administered by the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of transactions to which the Company or its subsidiaries is a party in which the amount involved since January 1, 2004 exceeded $60,000 and in which officers, directors, nominees and/or greater than 5% beneficial owners of the Company’s Common Stock (or any immediate family members of the foregoing) had, or will have, a direct or indirect material interest.

In March 2002, the Company completed a transaction with Edward John Martori (EJM).  EJM had been a creditor of the company and was a direct and indirect major shareholder of the Company.  EJM purchased the Sedona Station (the Sedona sales office) for $1,650,000 and the Company recorded a gain of $586,111 on the transaction.  The loan to the Company secured by the property, which had a balance of $794,345, was assumed by EJM and a note payable from the Company to EJM of $700,000 was paid in full as a part of the transaction.  The balance of the purchase price was paid to the Company in cash.  The Company is leasing the space back from EJM under a nine-year lease agreement (at $165,000 per annum) and paid $165,000 in rent expense during the twelve months ended December 31, 2004.

In January 2000, the Company entered into an agreement to lease from EJM for $48,000 rent per year the building that houses its telemarketing operations, administrative offices and warehouse.  The lease terminated on December 31, 2004 and a new lease was  entered into for the same rent per year commencing January 1, 2006 for a two-year term, with two one-year options to renew.  The Company paid $48,000 rent to EJM in 2004.

Joseph P. Martori, Chairman of the Board and Chief Executive Officer of the Company, is also the Chairman of the Board of MEI, which owned 23.1% of the Common Stock outstanding as of February 28, 2005.  The voting stock of MEI is controlled by Mr. Martori.

During 2003 and 2004, the Company’s wholly owned subsidiary, Genesis Investment Group, Inc. (“Genesis”), recorded the sale of 385 and 240 Vacation Ownership Interests to Premiere Vacation Club homeowners’ association, an Arizona nonprofit corporation (“PVC”).  PVC purchased the intervals at $2,415 per interval, the same price at which it has historically acquired intervals in arms-length negotiations with unaffiliated third parties and expects to receive proceeds upon the future sale of intervals.  PVC is owned by the holders of its vacation ownership interests, including the Company.  PVC paid cash of $209,045 in 2004 related to the purchases. At December 31, 2004, deeds of trust for 531 of the Vacation Ownership Interests secure outstanding indebtedness from PVC to Genesis of $1,264,615.

In August 2002, the Company invested $1,000,000 in cash for 8,000,000 (266,667 post reverse stock split in January 2005) shares or an approximately 36.4% ownership interest in GWWI.  The Company also entered into a sublease agreement with GWWI in 2002.  GWWI planned to develop the 23-acres of the Company’s 44-acre parcel in Las Vegas, Nevada.  The facility included a sports themed restaurant and bar, pro shop, and one 18-hole natural grass putting course.  Through October 2003, the Company advanced GWWI $2,880,781 under a promissory note, accruing interest at 10%.  GWWI ceased operations on October 31, 2003.  The sublease between the Company and GWWI was terminated in conjunction with the closing.  The Company’s note receivable from GWWI was secured by a Pledge Agreement of GWWI’s assets.  The Company exercised its rights under the Pledge Agreement and assumed certain GWWI assets in partial satisfaction of the note.  In addition, the Company transferred assets under certain equipment leases entered into by GWWI and assumed payments on those leases.  The difference between the carrying value of the assets transferred and the assumption of the leases reduced the balance of the note from GWWI.  The remaining principal and interest balance as well as the investment in GWWI was determined to be impaired and the Company recorded the impairment in 2003 and classified its operations as discontinued.  In 2004, ILX advanced cash for GWWI liabilities in the amount of $60,136.

The Company’s Employee Stock Ownership Program purchased 72,000 shares of common stock from the Company for $598,400 during the year ended December 31, 2004.

The Company contributed $65,000 to the ILX Resorts Incorporated Profit Sharing Plan and Trust during the year ended December 31, 2004.

The above-described transactions are believed to be on terms no less favorable to the Company than those available in arms’ length transactions with unaffiliated third parties.  Each transaction has been approved by independent directors of the Company who are not parties to the transaction.

EXECUTIVE MANAGEMENT

The following table sets forth certain information concerning the Company’s executive officers and certain key employees.  Except as otherwise noted, none of the executive officers are directors or officers of any other publicly owned corporation or entity.

Name

Age

Position

Joseph P. Martori

63

Chairman of the Board and Chief Executive Officer

Nancy J. Stone

47

President, Chief Operating Officer and Director

Edward S. Zielinski

53

Executive Vice President, President and Chief

Operating Officer of Varsity Clubs of America

Incorporated and Director

Joseph P. Martori, II

35

Executive Vice President, Executive Vice President of Sales of

Varsity Clubs of America Incorporated and Director

Margaret M. Eardley

36

Executive Vice President and Chief Financial Officer

Donald D. Denton

44

Executive Vice President

Thomas F. Dunlap

56

Executive Vice President

Executive Officers

Joseph P. Martori has served as a director of the Company since its inception and as Chairman of the Board since 1991.  Mr. Martori served as President from November 1993 through 1995 and has served as Chief Executive Officer since 1994.  Prior thereto,

Mr. Martori was engaged in the private practice of law since 1967 with the New York City law firm of Sullivan & Cromwell; the Phoenix law firms of Snell & Wilmer; Martori, Meyer, Hendricks & Victor, P.A. (of which he was a founding member); and Brown & Bain, P.A. (of which he was the Chairman of the Corporate, Real Estate and Banking Department).  Mr. Martori was a founder of Firstar Metropolitan Bank & Trust in Phoenix and served on its Board of Directors from 1983 to 2001.  Mr. Martori is Chairman of the Board of MEI, an investment company that holds 23.1% of the Company’s outstanding Common Stock.  Mr. Martori is a member of the Board of Trustees of The Lawyers’ Committee for Civil Rights under Law.  Mr. Martori received a B.S. degree and an M.B.A. degree in finance from New York University and a J.D. degree from the University of Notre Dame Law School.  Mr. Martori is the father of board member Joseph P. Martori, II.

Nancy J. Stone has served as a director of the Company since April 1989 and as President and Chief Operating Officer since January 1996.  Ms. Stone served as Chief Financial Officer of the Company from July 1993 to December 1997, as well as from January 1990 to April 1992, and as Executive Vice President from July 1993 to December 1995.  Ms. Stone also served as Vice President of Finance and Secretary of the Company from April 1987 to December 1989.  She is a Certified Public Accountant in the State of Arizona.  Ms. Stone received a B.A. degree in accounting and finance from Michigan State University and an M.B.A. degree from Arizona State University.

Edward S. Zielinski has served as a director and Executive Vice President of the Company since January 1996, and as President and Chief Operating Officer of Varsity Clubs of America Incorporated since July 1997.  Mr. Zielinski served as Senior Vice President of the Company from January 1994 to December 1995 and as General Manager of Los Abrigados Resort & Spa from December 1992 until January 1994, and in various other executive positions with the Company since November 1988.  Mr. Zielinski has over twenty years of resort management and marketing experience in both domestic and international markets.

Joseph P. Martori, II has served as a director of the Company since July 1999, has been employed by the Company since October 1995, has been a Vice President since June 1996, a Senior Vice President since June 2000 and an Executive Vice President since June 2001.  Mr. Martori has also served as Executive Vice President of Sales of Varsity Clubs of America Incorporated since July 1997, in which role he oversees the operations of the Company’s Varsity Clubs sales offices. Mr. Martori also oversees all of the Company’s marketing operations, as well as operations of the Company’s off-site Las Vegas sales office.  From September 1993 until August 1995, Mr. Martori attended the University of New Mexico in the Anderson School of Management MBA program.  Mr. Martori holds a B.S. degree in Agriculture from the University of Arizona.  Joseph P. Martori, II is the son of Joseph P. Martori.

Margaret M. Eardley has served as Executive Vice President and Chief Financial Officer of the Company since October 2001 and from March 2000 to July 2000.  Ms. Eardley was Vice President, Chief Financial Officer and Chief Operating Officer of Republic Western Insurance Company from August 2000 to 2001.  Ms. Eardley served as Vice President and Chief Financial Officer of First American Health Concepts, Inc. from 1998 to 2000.  Ms. Eardley received a B.S. degree in Finance from Arizona State University and an M.B.A. from the University of Phoenix.

Donald D. Denton has served as Executive Vice President of Sales and General Sales Manager at Los Abrigados Resort & Spa since March 1999.  Mr. Denton served as Senior Vice President from January 1996 to September 1997 and General Sales Manager at Los Abrigados Resort & Spa from February 1993 to September 1997.  From December 1998 through February 1999, Mr. Denton was president of Denton Marketing Group, a company which he founded, engaged in providing sales and marketing services to the vacation ownership industry in the Palm Springs area of California.

Thomas F. Dunlap has served as Executive Vice President since September 2002.  Mr. Dunlap oversees the Company’s operations in Mexico.  Prior thereto, Mr. Dunlap served as Vacation Ownership Director for London Bridge Resort from June 1990 to July 2001.  Mr. Dunlap has over twenty years of sales and marketing experience in resort development.

The Company has adopted a code of ethics that applies to the registrant’s Chief Executive Officer, President, Chief Financial Officer, and Chief Accounting Officer.  The code can be viewed on the Corporate Governance section of the Company’s website (www.ilxresorts.com).

Compensation of Executive Officers

The following table shows, for each of the fiscal years ended December 31, 2004, 2003 and 2002, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the Company’s Chief Executive Officer and the four other most highly compensated executive officers (collectively, the “Named Executive Officers”) receiving compensation in excess of $100,000 in all capacities in which they served during the last completed fiscal year.

SUMMARY COMPENSATION

Long-Term

Annual Compensation (1)

Compensation Awards

Other

Restricted

Securities

Annual

Stock

Underlying

All Other

Name and Title

Year

Salary

Bonus

Compensation

Awards

Options/SARs

Compensation

Joseph P. Martori

2004

300,000

—

—

—

—

—

    Chairman and Chief

2003

300,000

—

—

—

—

—

    Executive Officer

2002

306,660(2)

__

—

—

—

—

Nancy J. Stone

2004

250,000(3)

—

—

—

—

—

    President

2003

250,000

—

—

—

—

—

2002

258,080(4)

__

—

—

—

—

Edward S. Zielinski

2004

180,000(5)

—

—

—

—

—

    Executive Vice President

2003

180,000

—

—

—

—

—

2002

178,121(6)

__

—

—

—

—

Donald D. Denton

2004

36,000

246,589 (7)

—

—

—

—

   Executive Vice President

2003

36,000

238,587 (8)

—

—

—

—

   of Sales

2002

36,000

211,215 (9)

—

—

—

—

Thomas F. Dunlap

2004

181,346(10)

—

—

—

—

—

    Executive Vice President

2003

180,000

—

—

—

—

—

    of Marketing

2002

46,915(11)

—

—

—

—

—

(1)

Excludes Profit Sharing Plan and Employee Stock Ownership Plan contributions on behalf of the respective Named Executive Officer.  During 1994, the Company adopted a Profit Sharing Plan and has since declared annual contributions.  The Company has an Employee Stock Ownership Plan, to which it made contributions in 2002 and 2003.  None of the Named Executive Officers was allocated more than $8,900 for 2002, $4,000 for 2003 and is not expected to be allocated more than $2,000 for 2004 under the two plans.

(2)

Includes 3,462 shares of Common Stock at $6.80 per share for 2002 compensation issued under the Stock Compensation Program.

(3)

Excludes 1,500 shares of Common Stock at $9.70 per share for 500 shares, $11.14 per share for 500 shares and $9.80 per share for 500 shares issued in 2004 but which were revocable in the event Ms. Stone was not employed by the Company on January 15, 2005.

(4)

Includes 2,885 shares of Common Stock at $6.80 per share for 2002 compensation issued under the Stock Compensation Program.

(5)

Excludes 1,125 shares of Common Stock at $9.70 per share for 375 shares, $11.14 per share for 375 shares and $9.80 per share for 375 shares issued in 2004 but which were revocable in the event Mr. Zielinski was not employed by the Company on January 15, 2005.

(6)

Includes 2,077 shares of Common Stock at $6.80 per share for 2002 compensation issued under the Stock Compensation Program.

(7)

Includes commissions on sales of vacation ownership interests and 2,000 shares of Common Stock valued at $7,690, issued in 2002 which were revocable in the event Mr. Denton was not employed by the Company on January 1, 2004.

(8)

Includes commissions on sales of vacation ownership interests.

(9)

Includes commissions on sales of vacation ownership interests and 2,629 shares of Common Stock at $6.80 per share for 2002 compensation issued under the Stock Compensation Program. Excludes 2,000 shares of Common Stock issued in 2002 but which were revocable in the event Mr. Denton was not employed by the Company on January 1, 2004.

(10)

Excludes 750 shares of Common Stock at $9.70 per share for 250 shares, $11.14 per share for 250 shares and $9.80 per share for 250 shares issued in 2004 but which were revocable in the event Mr. Dunlap was not employed by the Company on January 15, 2005.

(11)

Mr. Dunlap worked a partial year in 2002, commencing on September 1, 2002.

Option Grants in the Last Fiscal Year

No stock options or stock appreciation rights were granted to Named Executive Officers in 2004.

OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END

OPTION VALUES

There were no option exercises by the Named Executive Officers during 2004 and no unexercised options held by Named Executive Officers at December 31, 2004.

Director Compensation

The Company’s policy is to pay a fee for each Board of Directors’ meeting attended by directors who are not employees of the Company, and reimburse all directors for actual expenses incurred in connection with attending meetings of the Board of Directors.  The fee for each Board of Directors’ meeting attended by a non-employee director is $1,000.  All non-employee directors also receive a grant of options to purchase 5,000 shares of Common Stock following their election to the Board of Directors.  The options are fully exercisable on the first anniversary of the date of grant.  In addition, all non-employee directors received a grant of options to purchase an additional 5,000 shares of Common Stock in December 2004.  The options are fully exercisable on the first anniversary date of grant.  Directors are also entitled to complimentary accommodations at ILX resorts.  The Company’s Audit Committee Financial Expert, Mr. Greenholtz, received $25,000 in 2004, in addition to the meeting fees described above.

Stock Option Plans

The Company’s stock option plans are administered by the Compensation Committee of the Board of Directors, which selects the persons to whom stock options are granted and determines the terms and conditions of each grant, including the number of shares of Common Stock covered by the option, its exercise price or purchase price, and its expiration date.

1995 Stock Option Plan.  The Company’s 1995 Stock Option Plan was adopted by the Board of Directors in July 1995 (the “1995 Stock Option Plan”).  The 1995 Stock Option Plan authorizes the Board of Directors of the Company to grant options to purchase the Company’s authorized but unissued or reacquired Common Stock to the key employees of the Company or its subsidiaries.  The aggregate number of shares of Common Stock that may be issued under the Stock Option Plan is 100,000 shares, of which 60,000 were available for future grants as of December 31, 2004.  Stock options entitle the optionee to purchase Common Stock from the Company for a specified exercise price as determined by the Board of Directors, during a period specified in the applicable option agreement.

Under the 1995 Stock Option Plan, the Company may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code (“Incentive Stock Options”), or options not intended to qualify as Incentive Stock Options (“Nonstatutory Options”).  The options are granted for investment purposes only and are not transferable except by the laws of descent and devise.

Incentive Stock Options may only be granted to employees of the Company.  They are exercisable one year after the grant of the options and expire on the earlier of (i) five years after the date of grant as to any optionee who immediately before the granting of the options owned more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or (ii) ten years after the date of grant of the option as to any optionee whose stock ownership represented less than ten percent of the Company or any of its subsidiaries’ combined voting power immediately before the date of grant.  Nonstatutory Stock Options are exercisable at any time after they are granted and their durations are determined by the Board of Directors.  All options granted pursuant to the 1995 Stock Option Plan are subject to earlier termination in the event of the termination of the optionee’s employment with the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation during the year ended December 31, 2004:

It is the Company’s policy to compensate its executives in a manner that aligns their interests with the long-term interests of the Company and its shareholders.  Through its compensation policies the Company also seeks to attract and retain senior executives and reward executives for their collective and individual contribution to the leadership and short-term and long-term growth and profitability of the Company.  The Company compensates its executives through a mixture of base salary, discretionary bonuses, and discretionary stock and stock option grants.  The principal component of executive compensation to date has been base salary and, in the case of the executive responsible for the Company’s vacation ownership interest sales, commission.

Base Salary.  Each executive of the Company receives a base salary which is intended to be competitive with similarly situated executives in companies of a similar size and nature.  In setting base salaries for 2004, the Compensation Committee considered the executive’s position relative to other executives, overall responsibility, the achievement of past performance objectives, and compensation information gathered informally from publicly available information with respect to similar companies.

Discretionary Options.  From time to time, the Company has granted stock options to executives to recognize significant performance and to encourage them to take an equity stake in the Company.  In making past option awards, the Compensation Committee has reviewed the overall performance of the executives and the Company has awarded options on a discretionary basis, based upon a largely subjective determination.  No stock options were granted to executive officers during 2004.

Bonuses.  From time to time, the Company has granted bonuses, either in cash, stock, or a combination of both, to executive officers who, in the discretion of the Company’s Compensation Committee, have performed in a manner meriting recognition above and beyond their base salary.  In 2004, Ms. Stone, Ms. Eardley, Mr. Martori II, Mr. Zielinski and Mr. Dunlap received stock bonuses totaling 1,500, 1,125, 1,125, 1,125 and 750 shares, respectively.  These bonuses were revocable in the event the employee was not employed on January 15, 2005.

Profit Sharing Plan.  In 1994, the Company adopted a Profit Sharing Plan for the benefit of all employees, including executive officers.  A contribution of $65,000 was declared and funded for the 2004 fiscal year.  The allocation is not expected to exceed $2,000 for any executive officer.  Allocations are determined based on participant earnings and the formulas defined in the plan, which are intended to comply with Internal Revenue Service regulations.

Employee Stock Ownership Plan.  In 1999, the Company adopted an Employee Stock Ownership Plan for the benefit of all employees, including executive officers.  The Company did not contribute to the ESOP for the fiscal year 2004.

Stock Option Plans.  The Company has adopted the 1995 Stock Option Plan pursuant to which options (which terms as used herein includes both incentive stock options and non-statutory stock options) may be granted to key employees, including executive officers, directors and consultants, who are determined by the Stock Option Committee to have contributed in the past, or who may be expected to contribute materially in the future, to the success of the Company.  The exercise price of the options granted pursuant to the Plan shall be not less than the fair market value of the Common Stock on the date of grant and employee and director holders must serve as employees or directors of the Company for at least one year before exercising the option.  Options are exercisable over a five-year period from date of grant if the optionee is a ten- percent or more shareholder immediately prior to the granting of the option and over a ten-year period if the optionee is not a ten- percent shareholder.  No options were granted to executive officers during fiscal year 2004.

Stock Bonus Plan.  In the future the Compensation Committee may choose to make discretionary stock grants to executives and others as further described in the Approval of Stock Bonus Plan of this Proxy Statement.

Compliance with Section 162(m) of Internal Revenue Code.  Section 162(m) of the Internal Revenue Code of 1986, as amended (“Tax Code”), limits the corporate deduction for aggregate compensation paid to the Named Executive Officers identified herein to $1,000,000 per year, unless certain requirements are met.  The Compensation Committee has reviewed the impact of the Tax Code provision on the current compensation package for its Named Executive Officers.  None of the Named Executive Officers will exceed the applicable limit.  The Compensation Committee will continue to review the impact of this Tax Code Section and make appropriate recommendations to shareholders in the future.

Phoenix, Arizona

April 19, 2005

THE ILX RESORTS INCORPORATED COMPENSATION COMMITTEE

Steven R. Chanen

Patrick J. McGroder III

Steven A. White

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of three of the Company’s independent directors.  The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the current rule of the American Stock Exchange (“AMEX”) that governs audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by AMEX Section 121(A).  The Audit Committee operates under a written Charter.

The Audit Committee oversees the Company’s financial process on behalf of the Board of Directors.  Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls.   The Audit Committee has reviewed and discussed the audited financial statements with management.

The Audit Committee has also reviewed the audited financial statements with the independent auditors and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61.  In addition the Audit Committee has discussed with the independent auditors the auditors’

independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1.

Based on the reviews and discussions above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Phoenix, Arizona

April 19, 2005

THE ILX RESORTS INCORPORATED COMPENSATION COMMITTEE

Wayne M. Greenholtz

Patrick J. McGroder III

Steven A. White

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY, NASDAQ MARKET INDEX AND SIC CODE INDEX

The data below compares the cumulative total return, assuming reinvestment of dividends, of the Company’s Common Stock with the Nasdaq National Market Index and the SIC Code 701 Index (hotels and motels) from January 1, 2000 to December 31, 2004.  The Company has selected SIC Code 701 based on its belief that it is the most applicable comparison available, based upon the absence of 5-year historical data regarding publicly owned timeshare companies that derive substantial revenues from hotel/motel operations.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN

AMONG ILX RESORTS INCORPORATED,

NASDAQ MARKET INDEX AND SIC CODE INDEX

	1999	2000	2001	2002	2003	2004
ILX RESORTS INCORPORATED	100.00	125.00	443.33	526.67	489.59	736.56
SIC CODE INDEX	100.00	118.21	118.72	106.92	148.12	217.56
NASDAQ MARKET INDEX	100.00	62.85	50.10	34.95	52.55	56.97

ASSUMES $100 INVESTED ON  JAN. 1, 2000

ASSUMES  DIVIDEND REINVESTED

FISCAL YEAR ENDING  DEC. 31, 2004

INDEPENDENT PUBLIC ACCOUNTANTS

At the determination of the Audit Committee, the accounting firm of Hansen, Barnett & Maxwell, a professional corporation, was engaged as the Company’s principal accountants for the year ended December 31, 2004.  Representatives of Hansen, Barnett & Maxwell are expected to be available at the Annual Meeting.  Such representatives will have an opportunity to make a statement if they desire to do so, and respond to appropriate questions.  Hansen, Barnett & Maxwell also served as the Company’s principal accountants for the fiscal years ended December 31, 1998 through 2003.  The Board of Directors has not yet selected independent accountants for the fiscal year ending December 31, 2005.

Audit Fees

Fees for the fiscal year 2004 audit and the review of Forms 10-Q for 2004 were $63,200.  Fees for the fiscal year 2003 audit and review of Forms 10-Q were $61,750.

Audit-Related Fees

Fees for the fiscal year 2004 and 2003 audits of the Company’s ESOP and Profit Sharing Plans were approximately $10,000 and $9,600 respectively.  In addition, fees for services provided for the Company’s Form S-3 Registration in conjunction with the completion of a private placement offering were $19,003.

Tax Fees

Fees for the fiscal year 2004 and 2003 tax compliance services were approximately $18,000 and $17,000 respectively.

All Other Fees

Fees for fiscal year 2004 edgarization services were $2,683.  In addition, $571 was charged for services provided in conjunction with an audit by the Internal Revenue Service.

FINANCIAL INFORMATION

The Company’s financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” are set forth in the Company’s Annual Report, which is hereby incorporated by reference.  An Annual Report will be mailed to all shareholders of Common Stock of record at the close of business on April 21, 2005, concurrently with the mailing of this Proxy Statement.  Upon the written request of any shareholder, the Company will provide to such shareholder, without charge, a copy of the Company’s Annual Report for the year ended December 31, 2004, without exhibits, as filed with the Securities and Exchange Commission.  Such requests should be directed in writing to the Company at 2111 East Highland Avenue, Suite 210, Phoenix, Arizona 85016, Attention: Secretary, Telephone: 602.957.2777.

STOCKHOLDER PROPOSALS

In order for proposals to be considered for inclusion in the Proxy Statement and Proxy for the 2006 Annual Meeting of Shareholders, such proposals must be received by the Secretary of the Company no later than January 22, 2006, and must comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

OTHER MATTERS

The Company knows of no other matters to be submitted to shareholders for their consideration at the Meeting.  If any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, its executive officers, and any persons holding more than ten percent of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission.  Based solely upon the written representations of the Company’s directors, executive officers and ten percent holders and review of Forms 3, 4, and 5 and amendments thereto furnished to the Company, the Company is aware of no late filings for the year ended December 31, 2004.

Phoenix, Arizona

April 19, 2005

     The Board of Directors

1

EXHIBIT A

ILX RESORTS INCORPORATED

STOCK BONUS PLAN

1.  Purpose.  The purpose of this Stock Bonus Plan (“Plan”) is to advance the interests of ILX Resorts Incorporated (the “Company”) and its shareholders, by encouraging and enabling selected officers, directors, consultants and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock, to keep personnel of experience and ability in the employ of the Company and to compensate them for their contributions to the growth and profits of the Company and thereby induce them to continue to make such contributions in the future.

2.

Definitions.

A.  “Board” shall mean the board of directors of the Company.

B.  “Committee” means the Compensation Committee of the Board.

C.

“Plan” shall mean this Stock Bonus Plan.

D.

“Bonus Share” shall mean the shares of common stock of the Company reserved pursuant to Section 4 hereof and any such shares issued to a Recipient pursuant to this Plan.

E.

“Recipient” shall mean any individual rendering services for the Company to whom shares are granted pursuant to this Plan.

3.  Administration of Plan.  The Plan shall be administered by the Compensation Committee which shall consist of two or more independent directors (the “Committee”). The Committee shall report all action taken by it to the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the individuals to whom and the time or times at which Bonus Shares shall be granted and the number of Bonus Shares; to construe and interpret the Plan; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

4.  Bonus Share Reserve. There shall be established a Bonus Share Reserve to which shall be credited 600,000 shares of the Company’s common stock, 250,000 of which shall be authorized and unissued shares of the Company's common stock or treasury stock, and 350,000 of which shall be purchased by the Company on the open market or from affiliates of the Company, including from Martori Enterprises Incorporated, an entity controlled by Joseph P. Martori, Chairman of the Board and Chief Executive Officer of the Company.  All purchases by the Company on the open market or from affiliates shall be approved by a majority of the Company's independent directors. The price of shares acquired from affiliates shall be determined by a majority of the Company's independent directors, but may not exceed the fair market value of such shares at the time of purchase, and, if such shares are then listed on the American Stock Exchange or other recognized exchange or Nasdaq, the fair market value of such shares shall be the average of the mean between the opening and closing price as reported by such exchange or Nasdaq for each trading day over the 30 day period ending on the date of such purchase (“Agreement Date”).  Pursuant to Section 16 under the Exchange Act of 1934, the affiliate may not acquire shares of the Company's common stock, except pursuant to a transaction exempt from Section 16(b), within the six-month period preceding or following the Agreement Date.  Any Bonus Shares forfeited by Recipients are credited back to the Bonus Share Reserve.

In the event that the shares of common stock of the Company should, as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another corporation, the number

2

of shares then remaining in the Bonus Share Reserve shall be appropriately adjusted to reflect such action. Upon the grant of shares hereunder, the Bonus Share Reserve shall be reduced by the number of shares so granted.

5.  Eligibility, and Granting and Vesting of Bonus Shares. Bonus Shares may be granted under the Plan to the Company’s (or the Company’s subsidiaries) employees, directors and officers, and consultants or advisors to the Company (or its subsidiaries), provided however that bona fide services shall be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

The term “employee” includes former employees as well as executors, administrators or beneficiaries of the estate of deceased employees, guardians or members of a committee for incompetent former employees, or similar persons duly authorized by law to administer the estate or assets of former employees.

The Committee, in its sole discretion, is empowered to grant to an eligible Participant a number of Bonus Shares as it shall determine from time to time. Each grant of these Bonus Shares shall become vested according to a schedule to be established by the Committee directors at the time of the grant, which schedule may provide for immediate vesting. For purposes of this plan, vesting shall mean the period during which the recipient must remain an employee or provide services for the Company. At such time as the employment of the Recipient ceases, any shares not fully vested shall be forfeited by the Recipient and shall be credited to the Bonus Share Reserve. The Committee, in its sole discretion, may also impose restrictions on the future transferability of the Bonus Shares, which restrictions shall be set forth on the notification to the Recipient of the grant. The Committee, in its sole discretion, may also grant cash bonuses in an amount intended to cover the payroll taxes on the stock grant and on the cash grants so that the employee does not suffer an out-of-pocket tax burden as a result of the stock grant. Such grants may be subject to a different vesting schedule and may be distributed at a later date than the associated stock grant.

6.  Form of Grants.  Each grant shall specify the number of Bonus Shares subject thereto, subject to the provisions of Section 5 hereof.  At the time of making any grant, the Committee shall advise the Recipient by delivery of a written notice.

7.  Recipients’ Representations.

   A.  The Committee may require that, in acquiring any Bonus Shares, the Recipient agree with, and represent to, the Company that the Recipient is acquiring such Bonus shares for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of shares except such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding-up the estate of any Recipient. Such shares shall be transferable thereafter only if the proposed transfer shall be permissible pursuant to the Plan and if, in the opinion of counsel (who shall be satisfactory to the Committee), such transfer shall at such time be in compliance with applicable securities laws.

   B.  Upon receipt of any Bonus shares, if representations are required, then the Recipient shall deliver to the Committee, in duplicate, an agreement in writing, signed by the Recipient, and including the representations contained in Section 8(A) hereof. The Committee shall forthwith acknowledge its receipt thereof.

8.  Restrictions Upon Issuance.

   A.  Bonus shares shall forthwith after the making of any representations required by Section 7 hereof, or if no representations are required then within thirty (30) days of the date of grant, be duly issued and transferred and a certificate or certificates for such shares shall be issued in the Recipient’s name. The Recipient shall thereupon be a shareholder with respect to all the shares represented by such certificate or certificates, shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of Section 7(B) hereof) paid with respect to such shares. When applicable, certificates of stock representing Bonus Shares shall be imprinted with a legend to the effect that the shares represented thereby are subject to the provisions of this Agreement, and to the vesting and transfer limitations

3

established by the Committee, and each transfer agent for the common stock shall be instructed to like effect with respect to such shares.

   B.  In the event that, as the result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient shall, as owner of the Bonus Shares subject to restrictions hereunder, be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, shall also be imprinted with a legend as provided in Section 8(A), and all provisions of the Plan relating to restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed.

   C.  The grant of any Bonus Shares shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any Bonus Shares upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of any Bonus Shares, then  in any such event, such grant shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. In particular, the Recipient must pay to the Company or make arrangements satisfactory to the Committee to pay to the Company, at such time as any income is recognized by the Recipient with respect to the Bonus Shares, any Federal, state, or local taxes of any kind required by law to be withheld on such income by the Company.

   D.  Unless the Bonus Shares covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, each Recipient shall, by accepting a Bonus Share, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all Bonus Shares were acquired for investment and not for resale or distribution. The person entitled to receive Bonus Shares shall, upon request of the Committee, furnish evidence satisfactory to the Committee (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Committee may, if it deems appropriate affix a legend to certificates representing Bonus Shares indicating that such Bonus Shares have not been registered with the Securities and Exchange Commission and may so notify the Company’s transfer agent. Such shares may be disposed of by a Recipient in the following manner only: (1) pursuant to an effective registration statement covering such resale or re-offer, (2) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel acceptable to the Company, or (3) in a transaction that meets all the requirements of Rule 144 of the Securities and Exchange Commission. If Bonus Shares covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of Recipients who are directors, officers, or principal shareholders of the  Company. Such persons may dispose of shares only by one of the three aforesaid methods.

9.  Limitations. Neither the action of the Company in establishing the Plan, nor any action taken by it nor the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company.

Every right of action by any person receiving shares of common stock pursuant to this Plan against any past, present or future member of the Board, or any officer or employee of the Company arising out of or in connection with this Plan shall, irrespective of the place where action may be brought and irrespective of the place of residence of any such director, officer or employee cease and be barred by the expiration of one year from the date of the act or omission in respect to which such right of action arises.

10.  Amendment, Suspension or Termination of the Plan. The Board of Directors may alter, suspend, or discontinue the Plan at any time.

Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate ten years after the effective date of the Plan. No Bonus Share may be granted during any suspension or after the termination of the

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Plan. No amendment, suspension, or termination of the Plan shall, without a recipient’s consent, alter or impair any of the rights or obligations under any Bonus Share theretofore granted to such recipient under the Plan.

11.  Governing Law; Not an Employment Agreement. The Plan shall be governed by the laws of the State of Arizona without regard to principles of conflicts of laws. The grant of Bonus Shares is not an employment agreement or assurance of continued employment for any period of time, including any period of time necessary to permit vesting of Bonus Shares.

12.  Expense of Administration. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

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